UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 2, 2009
Date of Report (Date of earliest event reported)

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33167	77-0632186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 N. Indian Hill Blvd., #702 Claremont, California
(Address of principal executive offices)

91711
(Zip code)

(626) 715-5855
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes In Registrant's Certifying Accountant

We were informed by Mao & Company, CPAs, Inc. (“Mao & Company”) that they would not stand for reappointment for 2009 audit services unless 2008 audit service fee is settled.  Effective as of June 2, 2009, the Company dismissed Mao & Company, the Company's independent registered public accounting firm. The decision to change accountants was approved by the Company's Board of Directors.

Mao & Company reported on the Company's consolidated financial statements for the years ended December 31, 2008 and 2007. For these periods and up to June 2, 2009, there were no disagreements with Mao & Company on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mao & Company, would have caused it to make reference thereto in its report on the financial statements for such years.  During such years, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The reports of Mao & Company on the financial statements of the Company for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Mao & Company with a copy of the foregoing disclosure and requested that Mao & Company provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. A copy of such letter, dated June 7, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has engaged AGCA, Inc. (“AGCA”) to assume the role of its new principal independent accountants. The decision to engage AGCA was approved by the Board of Directors on June 2, 2009. The Company signed the AGCA engagement letter on June 2, 2009 after AGCA completed its internal procedures related to new attest client acceptance.

During the fiscal years ended December 31, 2008 and 2007 and through June 2, 2009, the Company did not consult with AGCA on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and AGCA did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

16.1	Letter from Mao & Company, CPAs, Inc. dated June 7, 2009 to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2009

By:	/s/ Wei Li
Name: Wei Li
Title: Chairman of Board of Directors and Chief Executive Officer